Acquistions and Disposals	12 Months Ended
Mar. 31, 2018
Disclosure Of Business Combinations [Abstract]
Acquistions and Disposals
10.	acquistions and disposalS
(a)	Acquisitions completed in Fiscal 2018

The following table summarizes the balance sheet impact on the acquisition date of the Company’s business combinations that occurred in the period ended March 31, 2018:

	Tweed Grasslands	Tweed JA	Odense	Vert Mirabel	Other acquisitions
	(i)	(ii)	(iii)	(iv)	(v)
Cash and cash equivalents	$59	$125	$-	$-	$7
Amounts receivable	16	-	-	-	14
Subscription receivable	-	3,669	-	-	-
Inventory	-	-	173	-	-
Prepaids and other assets	6	-	-	-	107
Property, plant and equipment	1,446	182	3,990	-	468
Goodwill	29,736	1,835	-	5,625	1,562
Accounts payable and accrued				-
liabilities	(336)	(29)	-	-	(143)
Deferred tax liability	-	-	(297)	-	-
Net assets	30,927	5,782	3,866	5,625	2,015
Non-controlling interests	-	(2,013)	-	(2,839)	-
Net assets acquired	$30,927	$3,769	$3,866	$2,786	$2,015

Consideration paid in cash	$450	$100	$3,228	$-	$166
Consideration paid in shares	6,381	-	-	-	1,850
Future cash consideration	-	3,669	-	-	-
Other consideration	2,382	-	-	3,750	-
Contingent consideration	21,714	-	-	-	-
Total consideration	$30,927	$3,769	$3,228	$3,750	$2,016

Consideration paid in cash	$(450)	$(100)	$(3,228)	$-	$(166)
Less: Cash and cash equivalents
acquired	59	125	-	-	7
Net cash (outflow) inflow	$(391)	$25	$(3,228)	$-	$(159)

Acquisition-related costs
expensed	$302	$24	$33	$54	$213

Goodwill arose in these acquisitions because the cost of acquisition included a control premium. In addition, the consideration paid for the combination reflected the benefit of expected revenue growth and future market development. These benefits were not recognized separately from goodwill because they do not meet the recognition criteria for identifiable intangible assets. None of the goodwill arising on these acquisitions are expected to be deductible for tax purposes.

10.	acquistions and disposalS (continued)

(i) Tweed Grasslands Cannabis Inc. (formerly rTrees)

On May 1, 2017, the Company purchased 100% of the issued and outstanding shares of rTrees Producers Inc. (“rTrees”), a late-stage ACMPR applicant based in Yorkton, Saskatchewan. On June 30, 2017, rTrees changed its name to Tweed Grasslands Cannabis Inc (“Tweed Grasslands”).

The consideration for the transaction included 3,494,505 common shares issued to former shareholders of rTrees, of which 2,795,604 common shares were to be held in escrow and will be either released to the former shareholders of rTrees upon the satisfaction of certain specific license achievement, or released to the Company for cancellation. The 698,901 shares released on closing were recorded at an issue price of $9.13 per share for consideration of $6,381.

The shares being held in escrow were recorded as equity based contingent consideration. The achievement of milestones was assessed probabilities by management which were then discounted to present value in order to derive a fair value of the contingent consideration. In aggregate, the amount of contingent consideration is up to $25,524 with a fair value of $21,714 at the acquisition date. All the milestones were achieved in fiscal 2018 and the shares were released from escrow.

Other consideration included $1,079 of replacement options and $1,303 of replacement warrants. There was also an effective settlement of a note receivable of $450 for total consideration of $30,927.

For the year ended March 31, 2018, rTrees contributed a loss of $1,565.

(ii) Tweed JA

On September 6, 2017, the Company subscribed for 49% of the issued and outstanding shares of Grow House JA Limited (now operating as Tweed JA), for $3,769 payable in cash. Tweed JA is a Jamaican company that had received a provisional license to cultivate and sell medical cannabis. As of March 31, 2018, $2,000 of the subscription price has been advanced and the balance of the subscription price will be advanced based on funding milestones.

Through the shareholder agreement, the Company has rights that allow it to direct the relevant activities of Tweed JA such that the Company has control, and Tweed JA is consolidated in these financial statements. The non-controlling interest recognized at the acquisition date was recorded at its proportionate share of the identifiable net assets.

For the year ended March 31, 2018, Tweed JA contributed a loss of $391.

(iii) Spectrum Cannabis Denmark ApS and acquisition of Odense operation

On September 20, 2017, the Company formed Spectrum Cannabis Denmark ApS (“Spectrum Denmark”). Spectrum Denmark will produce, cultivate and distribute medical cannabis products in Denmark. Spectrum Denmark will also seek to establish operations in other jurisdictions in Europe where federally lawful and regulated. The Company owns 62% of the issued shares of Spectrum Denmark and Danish Cannabis ApS (“Danish Cannabis”) owns the remaining 38% of shares.

Upon achievement of defined milestones, Danish Cannabis has a right to exchange its shares in Spectrum Denmark for a maximum of 1,906,214 common shares of the Company. On issuance, the shares are subject to either a three or six month restriction on trading. If after 4 years, the defined milestones are not met then the Company will be entitled to purchase any remaining interest of Danish Cannabis in Spectrum Denmark for up to $6,000. The shares are being provided in exchange for the services that the principals of Danish Cannabis are providing to Spectrum Denmark and are being accounted for as share-based compensation expense. The fair value on the grant date of September 20, 2017, of $18,805 was estimated by discounting the quoted price of the shares to reflect the restriction on trading using a put option pricing model. The Company is amortizing the expense over the estimated vesting period. For the year ended March 31, 2018, the Company recorded $7,206 in share-based compensation related to these shares.

On December 5, 2017, Spectrum Denmark purchased a 40,000 square meter operating greenhouse facility in Odense, Denmark (“Odense”) from a liquidator for cash consideration of $3,228. This transaction was accounted for as a business combination and generated a bargain purchase gain of $ 638 which is included in Other income and expense. Excluding the impact of the bargain purchase gain for the year ended March 31, 2018, Odense contributed a loss of $1,772. The accounting for the acquisition of Odense was only provisionally determined at December 31, 2017. The Company has now completed its final assessment of the accounting for this transaction.

10.	acquistions and disposalS (continued)

(iv) Vert Mirabel

On December 18, 2017, the Company, Canopy Rivers and Les Serres Stephane Bertrand Inc. (“Bertrand”) formed a new company, Les Serres Vert Cannabis Inc. (“Vert Mirabel”). Bertrand was a large-scale greenhouse operator in Mirabel, Quebec. The Company owns 40.7%, Canopy Rivers 26% and Bertrand owns 33.3% of the common shares of Vert Mirabel. Vert Mirabel will lease from Bertrand its 700,000-square foot greenhouse which will be retrofitted for cannabis production. Vert Mirabel has an option to acquire the property for a term of ten years from the date Vert Mirabel receives its sales and cultivation license under ACMPR. The purchase price for acquiring the property is $20 million (this price will increase by 3% per year from the License Date with a minimum purchase price of $23 million if exercised within five years of signing this agreement).

The Company has the option to purchase from Bertrand its interest in Vert Mirabel and Bertrand has the option to sell its interest in Vert Mirabel to the Company in exchange for shares in the Company equal to the fair value of their interest in Vert Mirabel on the date of exercise. The call and put options are exercisable only on specific dates – the 5th and 10th anniversary of receiving the sales license, the 5th anniversary of the date the property is acquired and such earlier date, as the parties may mutually agree. The put option gives rise to a liability for the Company (“Vert Mirabel Put Liability”) and is recorded in the Statements of Operations in Other long-term liabilities and is subsequently measured at fair value with changes in fair value recorded in net income in the period in which they arise. On the acquisition date the fair value of the Vert Mirabel Put Liability was estimated to be $3,750 using a discounted cash flow approach by estimating the expected future cash flows and applying a discount rate to arrive at the present value of the put option’s strike price. On March 31, 2018 the Vert Mirabel Put Liability was estimated to be $4,850 and the increase of $1,100 was recorded in Other income and expense. For further information on valuation techniques and significant unobservable inputs used to estimate the fair value refer to Note 28.

Through its direct and indirect voting rights, the Company controls Vert Mirabel. The greenhouse operation transferred by Bertrand meets the definition of a business and will be accounted for as a business combination. The Vert Mirabel Put Liability represents the consideration paid by Canopy for acquiring control of this greenhouse operation. On this date Vert Mirabel had no identifiable assets or liabilities so the offset is to goodwill. The non-controlling interests recognized at acquisition date were recorded at their proportionate share of fair value. The difference between their proportionate share and the consideration paid of $964 was recorded in equity. Given the limited time between the acquisition and the end of the third quarter the accounting for the acquisition of Vert Mirabel was only provisionally determined as of December 31, 2017.  The Company has now completed its final assessment of the accounting for this acquisition.

The Company has agreed to purchase from Vert Mirabel 100% of the cannabis produced for a fixed price during an initial term of two years and thereafter, for a price computed with reference to the market price and has also guaranteed a minimum level of income for Vert Mirabel under this agreement. The offtake agreement terminates upon acquisition of the property by Vert Mirabel. Upon termination of the offtake agreement, Vert Mirabel will agree to provide the Company with a right of first offer to the cannabis produced by Vert Mirabel.

Canopy Rivers has committed to contribute up to $15,000 in cash, in exchange for Class A Preferred Shares with cumulative preferred dividends at a rate of 18%. Of this amount, $750 was advanced on closing.

The Company will issue to Bertrand $2,750 of common stock in four equal tranches upon achievement of various milestones. These payments will be accounted for as share-based compensation expense. The fair value on the grant date of December 18, 2018, of $2,599 was estimated by discounting the value of the shares. The Company is amortizing the expense over the estimated vesting period. For the year ended March 31, 2018, the Company recorded $1,131 in share-based compensation related to these shares.

Excluding the increase in the Vert Mirabel Put Liability for the year ended March 31, 2018, Vert Mirabel contributed a loss of $1,411.

Acquisition related costs of $54 were recognized as an expense for the year ended March 31, 2018.

10.	acquistions and disposalS (continued)

(v) Other fiscal 2018 acquisitions

On August 28, 2017, the Company purchased 100% of the issued and outstanding shares of Spot Therapeutics Inc. (“Spot”), an ACMPR applicant based in Fredericton, New Brunswick. At closing, the Company issued 111,669 common shares to the shareholders of Spot which were recorded at an issue price of $8.90 per common share for consideration of $993. A second tranche payment which is estimated to be $907 will be satisfied by the issuance of additional common shares calculated using the VWAP for 20 days preceding satisfaction of tranche conditions. The payment is contingent on the performance of future services and the achievement of certain licensing and operational milestones. The second tranche payment will be treated as share-based compensation and the present value of $844 will be amortized rateably over the expected vesting period.

On January 24, 2018, the Company acquired certain assets, intellectual property, and assumed various lease contracts relating to Green Hemp Industries Ltd ("Green Hemp"), a veteran hemp farm operator based in Saskatchewan.

The consideration for the transaction included 24,577 common shares issued to Green Hemp. The 24,577 shares released on closing were recorded at an issue price of $34.87 per share for consideration of $857. Other consideration included a cash payment of $166 for total consideration of $1,023. A second tranche payment of 24,577 is contingent on the performance of future services and the achievement of certain milestones. This tranche will be treated as share-based compensation and the expense of $857 will be amortized rateably over the expected vesting period.

(b)	Acquisitions completed in Fiscal 2017

The following table summarizes the balance sheet impact on the acquisition date of the Company’s business combinations that occurred in the period ended March 31, 2017:

	Mettrum	MedCann GmbH	Other acquisitions
	(i)	(ii)	(iii)
Cash and cash equivalents	$12,309	$-	$15
Amounts receivable	2,140	5	-
Biological assets	1,691	-	-
Inventory	5,022	137	-
Prepaids and other assets	1,184	102	24
Assets classified as held for sale	7,000	-	-
Property, plant and equipment	22,451	336	565
Intangible assets	131,009	784	12
Goodwill	207,081	9,209	4,024
Accounts payable and accrued liabilities	(5,663)	(107)	(115)
Debt	(3,576)	-	-
Other liabilities	(768)	-	-
Deferred tax liability	(29,546)	(60)	-
Net assets	350,334	10,406	4,525
Non-controlling interests	-	-	(19)
Net assets acquired	$350,334	$10,406	$4,506

Consideration paid in cash	$-	$-	$1,131
Consideration paid in shares	337,511	9,720	2,124
Other consideration	12,823	-	-
Contingent consideration	-	688	1,251
Total consideration	$350,334	$10,408	$4,506

Consideration paid in cash	$-	$-	$(1,131)
Less: Cash and cash equivalents
acquired	12,309	-	15
Net cash (outflow) inflow	$12,309	$-	$(1,116)

Acquisition-related costs expensed	$5,190	$372	$163
10.	acquistions and disposalS (continued)
(b)	Acquisitions completed in Fiscal 2017 (continued)

Goodwill arose in these acquisitions because the cost of acquisition included a control premium. In addition, the consideration paid for the combination reflected the benefit of expected revenue growth and future market development, along with the assembled work force for Mettrum. These benefits were not recognized separately from goodwill because they do not meet the recognition criteria for identifiable intangible assets. None of the goodwill arising on these acquisitions are expected to be deductible for tax purposes.

(i) Mettrum (renamed Spectrum Cannabis Canada)

On January 31, 2017, the Company purchased 100% of the issued and outstanding shares of Mettrum Ltd. (“Mettrum”), a producer and vendor of medical cannabis. Subsequent to year end, Mettrum Ltd. changed its name to Spectrum Cannabis Canada Ltd (“Spectrum Cannabis Canada”).

The transaction was accounted for as a business combination. The consideration for the transaction was 34,265,042 shares issued at a price of $9.85 per share which totaled $337,511, less cash acquired of $12,309. Other consideration included $11,663 of replacement stock options, other share based payments of $480 and an effective settlement of accounts receivable of $680 for total consideration of $350,334. Mettrum shares and replacement options were exchanged at a ratio of 0.7132 Mettrum shares to 1 Canopy Growth share.

Acquisition related costs of $5,190 were recognized as an expense in the year ended March 31, 2017, $1,000 of which was satisfied by issuing 83,822 common shares at $11.93 per share.

For the year ended March 31, 2017, Mettrum accounted for $4,053 in net loss since January 31, 2017. This amount included $2,659 of unrealized gain on changes in fair value of biological assets and revenues of $3,033.

Had the business combination been effected at April 1, 2016, management estimates that the revenue of the Company would have been $15,428 higher and the net loss after income taxes of the Company would have increased by $12,673 for the year ended March 31, 2017.

Additional purchase consideration included replacement options and other stock based compensation offered to employees and directors of Mettrum including amounts provided to employees who were former shareholders of Apollo and Bodystream (refer to Note 20(c)).

Prior to the acquisition of Mettrum, the Company had accounts receivable of $680 from Mettrum. As a result of the business combination the preexisting relationship is effectively settled. The Company has increased the consideration transferred to account for this effective settlement.

(ii) MedCann GmbH (renamed Spektrum Cannabis GmbH)

On December 12, 2016, the Company purchased 100% of the issued and outstanding shares of MedCann GmbH, a German-based pharmaceutical importer and distributor who has successfully placed Tweed-branded cannabis strains in German pharmacies. Subsequent to the acquisition, MedCann GmbH Pharma and Nutraceuticals changed its name to Spektrum Cannabis GmbH.

In connection with the acquisition of MedCann GmbH, the Company will issue up to 1,165,272 common shares to former shareholders of MedCann GmbH, of which 674,631 were released on closing for consideration of $6,746 and 490,641 common shares will be held in escrow and either (i) released to the former shareholders of Medcann GmbH upon the satisfaction of certain milestones, or (ii) released to the Company for cancellation.

The shares to be issued based on license achievements were accounted for as equity classified contingent consideration. Management assessed the probability and timing of achievement then discounted to present value using a put option pricing model in order to derive a fair value of the contingent consideration of $3,660. In aggregate, the amount of contingent consideration is up to $4,906 and the fair value was $3,660 at the acquisition date based on the expected timing of achievement. On November 23, 2017 the Company released 367,981 of the shares being held in escrow. As of March 31, 2018, 122,660 remain in escrow.

For the year ended March 31, 2017, MedCann GmbH accounted for $542 in net loss from December 12, 2016 to March 31, 2017, which included revenues of $35.

10.	acquistions and disposalS (continued)

(ii) MedCann GmbH (renamed Spektrum Cannabis GmbH) (continued)

Had the business combination been effected at April 1, 2016, management estimates that the revenue of the Company would have been $106 higher and the net loss after income taxes of the Company would have increased by $462 for the year ended March 31, 2017.

(iii) Other fiscal 2017 acquisitions

On November 1, 2016, the Company purchased 100% of the issued and outstanding shares of Vert Médical Inc. – Green Medical Inc., a Quebec-based company that began its application for federal government approval to produce medical cannabis in 2013. On acquisition, the entity was amalgamated as Vert Cannabis Inc. (“Vert”). In connection with the acquisition of Vert, the Company paid $498 and will issue up to 294,900 common shares to former shareholders of Vert, of which 58,978 were released on closing for consideration of $413 and 235,922 common shares were held in escrow and will be released to the former shareholders of Vert upon the satisfaction of certain milestones.

The shares to be issued based on license achievements were accounted for as equity classified contingent consideration. Management assessed the probability and timing of achievement and then discounted to present value using a put option pricing model. In aggregate, the amount of contingent consideration is up to $1,651 and the fair value was $1,251 at November 1, 2016. In January 2018, 147,453 shares were released from escrow. As of March 31, 2018, 88,469 remain in escrow.

On November 1, 2016, the Company purchased 75% of the issued and outstanding shares of Hemp.CA. Through the acquisition, the Company obtained a hemp production license and Hemp.CA brands and digital properties. In connection with the acquisition of Hemp.CA, the Company paid $595 and will issue up to 258,037 common shares to former shareholders of Hemp.CA, of which 129,021 were issued on closing and 129,016 common shares were to be held in escrow until April 1, 2017. The common shares held in escrow were discounted to present value and amounted to $808 at November 1, 2016. In total, the consideration for the transaction was $2,344 which included $338 in cash, $295 paid on March 30, 2017, $903 in common shares issued and $808 in common shares held in escrow. On April 1, 2017, the Company released the remaining 129,016 common shares held in escrow in relation to the Hemp.CA purchase.

The non-controlling interest (25% ownership interest in Hemp) recognized at acquisition date was recorded at their proportionate share of the identifiable net assets.

(c)	Disposal of Consolidated Entity

Agripharm Corp. (“Agripharm’) holds the lease and a Health Canada license for a facility at Creemore, Ontario. Prior to December 1, 2017, Agripharm was a wholly-owned subsidiary of the Company. On December 1, 2017, the Company’s interest in Agripharm was diluted from 100% to 40% under an arrangement whereby Green House Holdings North America Inc. and National Concessions Group Inc. granted exclusive royalty-free licenses in Canada to certain proprietary technology, trademarks, genetics, know-how and other intellectual property to Agripharm in exchange for shares of Agripharm. At the same time, Agripharm entered into an agreement to sublicense these licenses to the Company, as permitted under the arrangement.

10.	ACQUISTIONS AND DISPOSALS (CONTINUED)

(c) Disposal of Consolidated Entity (continued)

Following this transaction, the Company no longer controls Agripharm and the Company derecognized the assets and liabilities of Agripharm from its consolidated financial statements at their carrying amounts. Goodwill of $2,259 was allocated to Agripharm on the basis of the relative values of Agripharm on the date control was lost and the Company as a whole. The derecognized assets and liabilities on November 30, 2017, were as follows:

Cash and cash equivalents	$(17)
Amounts receivable	158
Inventory	21
Biological assets	1,430
Prepaids and other assets	451
Property, plant and equipment	6,962
Intangible assets	26,282
Goodwill	2,259
Accounts payable and accrued liabilities	(1,194)
Capital lease obligations	(1,073)
Deferred tax liability	(5,699)
Net assets disposed	$29,580
Fair value of retained interest	38,400
Gain on disposal of consolidated entity	$8,820

The gain calculated on the derecognition of Agripharm’s assets and liabilities is the difference between the carrying amounts of the derecognized assets and liabilities of Agripharm and the fair value of consideration received, being the fair value of the Company’s retained interest in Agripharm. The fair value of this interest was estimated to be $38,400 which was determined using a discounted cash flow approach. The most significant inputs to the fair value measurement are the discount rate, expectations about future prices and capacity of the facility.

Through its ownership and other rights, the Company continues to have significant influence over Agripharm and will account for its retained interest in Agripharm using the equity method of accounting. The investment will initially be recognized at its fair value and adjusted thereafter to recognize the Company’s share of net income or loss and other comprehensive income. Transaction costs of $311 have been included in the carrying value of the investment. The Company will record its share of net income or loss one quarter in arrears with adjustments for any significant transactions. To the extent that there are differences between the fair value of the assets and liabilities of Agripharm and the book value of these assets and liabilities that would impact earnings the Company has accounted for these differences in its equity earnings in the investee.

The Company also entered into an agreement with Agripharm whereby Agripharm has committed to sell up to 100% of the output produced by Agripharm to the Company, subject to the right of Agripharm to sell up to 25% of its products directly in its own physical brick-and-mortar retail locations, if permitted by applicable law. The price to be paid is cost plus a percentage of profit margin.

Contemporaneously with entering into the above agreement, Canopy Rivers committed to advance up to $20,000 to Agripharm under a repayable debenture and royalty agreement. Under the repayable debenture and royalty agreement, Canopy Rivers will receive a royalty for a term of 20 years. The repayable debenture and royalty is being accounted for as one instrument and is classified as loans and receivables and is being measured at amortized cost. To date, $3,000 has been advanced under the royalty agreement and $nil advanced under the repayable debenture.

10.	ACQUISTIONS AND DISPOSALS (CONTINUED)

(c) Disposal of Consolidated Entity (continued)

As part of the consideration for entering into the repayable debenture and royalty agreement, Canopy Rivers also received a warrant to acquire 4% of Agripharm for $5,000. The warrant expires the later of November 16, 2020, or two years after Agripharm becomes a public company. The warrant represents a derivative financial instrument that is initially measured at fair value and subsequently measured to its fair value at the end of each reporting period, with changes in fair value recorded through profit or loss. On initial recognition the fair value of the warrant was estimated as $586 using a Black-Scholes model. The fair value of the warrant was recorded as a reduction to the $3,000 receivable under the royalty agreement which resulted in the residual amount of $2,414 being allocated to the royalty receivable. Estimated future cash flows to be received under the repayable debenture and royalty agreement will be discounted back to the amounts advanced to Agripharm by Canopy Rivers, net of the warrant received, at the effective interest rate. Amounts received by Agripharm will be allocated to reduce the principal amount owing and interest payments based on the effective interest rate. Estimated future cash flows will be updated at each reporting date based on the most recent information available.